CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in the Form 10-SB registration statement to be filed by Novaheadinc. (formerly Butterfield-Blair, Inc.) on or about January 29, 2003 of our report dated June 12, 2002, and to all references to our Firm included in this registration statement.


Semple  &  Cooper,  LLP                               /s/Semple  &  Cooper,  LLP
Phoenix,  Arizona

January  29,  2003


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